SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant [ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               BUYERS UNITED, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         Commission File Number: 0-26917

                                 Not Applicable
      --------------------------------------------------------------------
      (Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:______________
2) Aggregate number of securities to which transaction applies:_________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________
4) Proposed maximum aggregate value of transaction:_____________________________
5) Total fee paid:______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:__________________________________
2)       Form, Schedule or Registration Statement No.:________________
3)       Filing Party:________________________________________
4)       Date Filed:__________________________________________

                               BUYERS UNITED, INC.
                             14870 Pony Express Road
                              Bluffdale, Utah 84065

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 29, 2004

                           PROXY STATEMENT AND NOTICE
                             SOLICITATION OF PROXIES

         The Annual Meeting of the Stockholders (the "Annual Meeting") of Buyers United, Inc., a Delaware corporation (referred to herein sometimes as "Buyers United" or "the Company"), will be held at 10:00 a.m., on June 29, 2004, at 14870 Pony Express Road, Bluffdale, Utah. The Board of Directors is soliciting the enclosed proxy through this proxy statement for use at the Annual Meeting and at any adjournment thereof.

         The purpose of the Annual Meeting is to propose and vote on the following items:

         (1) Election of Theodore Stern, Gary Smith, Edward Dallin Bagley, Steve Barnett and Paul Jarman as Directors of Buyers United to serve for a term of one year and until their successors are duly elected and qualified;

         (2) Approve an amendment to the Certificate of Incorporation of the Company to change the name of the Company to "UCN, Inc."

         (3)      Approve the Employee Stock Purchase Plan; and

         (4) Conduct all other business as may properly come before the Annual Meeting or any adjournments thereof.

         Please sign your name exactly as it appears on the proxy. If you receive more than one proxy because of shares registered in different names or addresses, you must complete and return each proxy in order to vote all shares that you hold.

         All proxies will be voted as specified. In the absence of specific instructions, your proxy will be voted FOR proposals (1), (2) and (3). Proxies will be voted in the discretion of the proxy holder on any other business coming before the Annual Meeting, including any stockholder proposal or other matter not included in this proxy statement of which Buyers United did not receive notice prior to March 31, 2004.

         You may revoke your proxy by delivering a written notice of revocation to Buyers United's corporate secretary at any time prior to the Annual Meeting, by executing a later-dated proxy with respect to the same shares, or by attending the Annual Meeting and voting in person.

         Proxies will be solicited primarily by mail, but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation for soliciting proxies. All costs of soliciting proxies will be borne by Buyers United.

         This Proxy Statement serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on Buyers United and its management. The approximate mailing date of the Proxy Statement and Proxy to stockholders is May 14, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

         Record Date. Stockholders of record at the close of business on May 7, 2004 ("Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Shares Outstanding. As of May 7, 2004, a total of 13,467,579 shares of Buyers United's common stock were outstanding and entitled to vote at the Annual Meeting. As of the Record Date, Buyers United had two classes of preferred stock outstanding, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, that are not entitled to vote on any of the matters to be voted upon by stockholders at the Annual Meeting.

         Voting Rights and Procedures. Each outstanding share of common stock is entitled to one vote on all matters submitted to the stockholders' vote. Buyers United's Bylaws and Delaware law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

         Stockholder Proposals for the 2005 Annual Meeting. Proposals from stockholders intended to be included in this proxy statement for the Annual Meeting in 2005 must be received by Buyers United's Secretary on or before January 31, 2005, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

         You may present your own proposal at the Annual Meeting in 2005 without including the proposals in the proxy statement. However, if the Company does not receive notice of this proposal on or before March 31, 2005, any proxy returned to Buyers United conferring discretionary authority to vote may be voted at the proxy holder's discretion on your proposal.

WHERE TO FIND INFORMATION ON US

         Our corporate website is http://www.ucn.net. We make available on this website, free of charge, access to our Annual Report on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the Securities Exchange Commission. In addition, the Commission's website is http://www.sec.gov. The Commission makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the Commission.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         At the Annual Meeting, all Buyers United directors will be elected to serve until the annual meeting of stockholders in the year 2005.

         The Board nominates for election as Directors:

Theodore Stern   Gary Smith   Edward Dallin Bagley   Steve Barnett   Paul Jarman

         Set forth below under the caption "DIRECTORS AND EXECUTIVE OFFICERS," is information on the age, presently held positions with Buyers United, principal occupation now and for the past five years, other directorships in public companies, and tenure of service with Buyers United as a director, for each of the nominees.

Vote and Recommendation

         Each director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board.

The Board Recommends a Vote "FOR" The Nominees

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

          AMENDING THE CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME
                                (PROPOSAL NO. 2)

         In April 2004 our board adopted a resolution to approve an amendment to the Company's Certificate of Incorporation to change its name to "UCN, Inc." The name change was approved by our board to more closely identify us with our advertising and promotional activities, which are all conducted under the name "UCN." The exact proposal is to amend Article I of our Delaware Certificate of Incorporation by deleting all of Article I and inserting the following provision in lieu thereof:

                                 ***************
                                    ARTICLE I
                                      NAME

         The name of the Corporation is UCN, Inc.

                                 ***************

Vote and Recommendation

         Approval of the amendment to change our name requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Abstentions as to this Proposal 2 will be treated as votes against proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the individual Proxy.

Our Board Recommends a Vote "For" the Amendment.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
                                (PROPOSAL NO. 3)

The Purchase Plan

         On March 17, 2004 the Board of Directors adopted, subject to the approval by the stockholders of the Company, the 2005 Employee Stock Purchase Plan (Purchase Plan). Management believes that awards under the Purchase Plan will promote Buyers United's operating performance and growth potential by encouraging employees to acquire equity in Buyers United, thereby aligning their long-term interests with those of Buyers United. The following summary describes the Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Purchase Plan, which is presented as Appendix A to this Proxy Statement.

         If approved by stockholders, the Purchase Plan will become effective January 1, 2005, and will continue for nine years and one month subject to earlier termination by the Board of Directors. The Purchase Plan provides that up to 1,000,000 shares of common stock may be sold to participating employees.

         The Purchase Plan permits eligible employees of Buyers United and its participating subsidiaries to purchase the common stock through payroll deductions during 36 consecutive participation periods beginning January 1, 2005. Each participation period is three months in length. In general, eligible employees can elect for each participation period to purchase full shares through payroll deductions of up to 10 percent of base pay, but in no event may the participant's rights to purchase shares of common stock accrue at a rate that exceeds $25,000 of fair market value of common stock in a calendar year. The purchase price a participant pays for the shares is equal to the greater of $2.00 or 85 percent of the closing market bid price of the common stock on the first business day or the last business day of each participation period, whichever is lower. This percentage may be changed prior to a participation period by, and at the sole discretion of, the committee administering the Purchase Plan without further approval of the stockholders to any whole percentage that is not less than 85 percent and not greater than 100 percent. The Financial Accounting Standards Board (FASB) is currently proposing that companies be required to expense awards to purchase stock under employee stock purchase plans when the purchase price discount is greater than that available to all stockholders. Accordingly, Buyers United has built into the Purchase Plan the flexibility to

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

increase the purchase price percentage applied to the purchase rights under the Purchase Plan, which in turn would reduce the purchase price discount, in the event the FASB proposal is adopted.

         Eligibility to participate will generally be extended to all regular employees of Buyers United and its participating subsidiaries who are actively and customarily employed for 20 hours or more per week and who have completed three months of employment. Officers and members of the Board of Directors who are eligible employees are also permitted to participate. An employee is ineligible to participate if immediately after such grant, such employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of Buyers United or any subsidiary of Buyers United, such ownership to be determined by applying the rules of Section 424(d) of the Internal Revenue Code and treating stock that the employee may purchase under outstanding options as stock owned by the employee.

         The Compensation Committee of the Board of Directors, or such other committee established by the Board of Directors, will administer the Purchase Plan. The Committee may amend the Purchase Plan or adopt sub-plans, in its sole discretion, in order to conform the terms of the Purchase Plan to the requirements of local law with respect to participating subsidiaries that employ participants who reside outside the United States. The Committee will have the power to interpret the plan and may adopt, amend and rescind rules, not inconsistent with the provisions of the Purchase Plan, that it deems advisable. The Purchase Plan may be amended by the Board of Directors from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable Nasdaq or stock exchange rules, applicable provisions of the Internal Revenue Code, or other applicable laws or regulations. The Board of Directors may terminate the plan at any time in its sole discretion.

         The proceeds of the sale of stock received under the Purchase Plan will constitute general funds of Buyers United and may be used by it for any purpose. The number of shares to be issued under the Purchase Plan will be adjusted by the Board of Directors in the event that the outstanding shares of Buyers United common stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of Buyers United or of another corporation without the receipt of consideration by Buyers United, by reason of a reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in common stock. In the event of (i) any offer or proposal to holders of Buyers United's Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of Buyers United, or (iii) the dissolution or liquidation of Buyers United, the Board of Directors may make such adjustment as it deems equitable.

         Under current law, the United States federal income tax consequences to participants and Buyers United of options granted under the Purchase Plan would generally be as set forth in the following summary. This summary does not purport to be a complete analysis of all potential United States federal income tax or other tax consequences relevant to employees and Buyers United or to describe tax consequences based upon particular circumstances. In addition, the summary does not discuss the income tax laws of any municipality, state or foreign country in which the participant may reside and to which the participant may be subject.

         If shares of common stock are issued to a participant under the Purchase Plan, and if no disposition of such shares is made within two years of the first day of the participation period, or within one year after the transfer to such participant of such shares, or in the event of the participant's death (whenever occurring) while owning such shares, then: (a) no income will be realized by the participant at the time of the transfer of the shares to such participant and (b) when the participant sells or otherwise disposes of such shares (or dies holding the shares), there will be included in his or her gross income, as compensation, an amount equal to the lesser of (i) the amount by which the fair market value of the shares on the first day of the participation period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price for the shares. Any further gain will be treated for federal income tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the participation period applicable to such shares.

         No deduction will be allowed to Buyers United for federal income tax purposes in connection with the grant or exercise of any right to purchase shares under Purchase Plan, if there is no disposition of the shares within

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

either the two-year or the one-year periods referred to above. If there is a disposition of shares by a participant within either of these periods, such participant will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of purchase, and Buyers United will generally be entitled to a deduction in the same amount. The amount of ordinary income realized by the participant may be subject to withholding for taxes. Any difference between the amount received by an employee upon such a disposition and the fair market value of the shares at the time of purchase will be capital gain or loss, as the case may be.

         If the purchase of shares under the Purchase Plan is not pursuant to an "employee stock purchase plan" under Section 423 of the Code, the purchase will be treated as the exercise of a non-qualified stock option. The participant will therefore recognize ordinary income at the time of purchase in an amount equal to the excess of the fair market value of the shares acquired over the purchase price, and Buyers United will generally be entitled to a deduction in the same amount. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (a) the purchase price for such shares and (b) the amount of ordinary income recognized on the purchase of such shares, will be treated as a capital gain or loss, as the case may be.

Benefits Under the New Purchase Plan

         Employees of Buyers United who are employed for 20 hours or more per week, including employees who are members of the Board, are eligible to participate in the Purchase Plan. Because participation in the Purchase Plan is determined at the election of each eligible participant, it is impossible to determine benefits that will be received in the future under the Purchase Plan by any eligible participant.

Vote Required

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval of the Purchase Plan. Abstentions will have the effect of a negative vote on the proposal. If no direction is indicated on the proxy, the shares represented by the proxy will be voted FOR the proposal. "Broker Non-votes" as to the proposal will not affect the outcome of the vote on the proposal. The Board has approved the Purchase Plan and believes it to be in the best interests of Buyers United and the shareholders. One director is eligible to participate in the plan and thus has a personal interest in its approval.

The Board of Directors Recommends a Vote "For" Approval of the Employee Stock Purchase Plan.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The table on the following page sets forth, as of May 7, 2004, the number and percentage of the outstanding shares of common stock and warrants and options that, according to the information supplied to Buyers United, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of Buyers United, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.




                            (This space left blank.)

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
                                                 Common              Percent
Name and Address                                 Shares           of Class (1)
----------------                                 ------           ------------
Principal stockholders:
033 Asset Management, LLC (2)                    1,195,000              8.9
125 High Street Suite 1405
Boston, MA 02110

Jon D. Gruber and J. Patterson McBaine (3)         870,000              6.5
50 Osgood Place, Penthouse
San Francisco, CA 94133

I-Link Incorporated                                808,546              6.0
9775 Business Park Avenue
San Diego, CA 92131

Shannon River Capital Management, LLC (4)          775,000              5.8
650 Fifth Avenue, 6th Floor
New York, NY 10019

Officers and Directors:
Theodore Stern (5)                               1,984,435             13.8
2970 One PPG Place
Pittsburgh, PA 15222

Gary Smith (5)(6)                                  520,084              3.8
14870 Pony Express Road
Bluffdale, UT 84065

Edward Dallin Bagley (5)                         1,371,954              9.6
2350 Oakhill Drive
Salt Lake City, UT 84121

Steve Barnett (5)                                  394,949              2.9
666 Dundee Road, Suite 1704
Northbrook, IL 60062

Paul Jarman (5)                                    742,052              5.3
14870 Pony Express Road
Bluffdale, UT 84065

David R. Grow (5)                                  150,000              1.1
14870 Pony Express Road
Bluffdale, UT 84065

G. Douglas Smith (5)(6)                            688,768              4.9
14870 Pony Express Road
Bluffdale, UT 84065

Kenneth D. Krogue (5)                              352,226              2.6
14870 Pony Express Road
Bluffdale, UT 84065

All Executive officers and Directors
as a Group (8 persons)                           6,204,468             36.1

(Notes to table on following page.)

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

(Notes to table on previous page.)

(1) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options or conversion rights to purchase common shares, and percentage ownership of all officers and directors as a group, assuming all purchase and conversion rights held by such individuals are exercised.

(2) 033 Asset Management, LLC is the investment manager for 033 Growth Partners I, L.P., 033 Growth Partners II, LP, Oyster Pond Partners, LP, and 033 Growth International Fund Ltd., which hold an aggregate of 1,195,000 shares of Buyers United common stock. Consequently, 033 Asset Management, LLC may be deemed to hold an indirect beneficial interest in the shares held by these funds. 033 Asset Management, LLC disclaims and economic interest or beneficial ownership of the shares.

(3) Jon D. Gruber and J. Patterson McBaine are the direct beneficial holders of a total of 152,172 shares of common stock. Messrs. Gruber and McBaine are two of the three portfolio managers of Gruber McBaine Capital Management, LLC. Gruber McBaine Capital Management is the general partner of Lagunitas Partners LP and Firefly Partners LP. Further, Gruber McBaine Capital Management is the investment advisor of Gruber & McBaine International, with full voting and investment discretion. As a result of these relationships, Messrs. Gruber and McBaine may be deemed to have an indirect beneficial interest in a total of 717,828 shares held by Lagunitas Partners LP, Firefly Partners LP and Gruber & McBaine International.

(4) Shannon River Capital Management, LLC may be deemed to hold an indirect beneficial interest 241,129 shares of common stock held by Shannon River Partners, L.P. and 333,871 shares held by Shannon River Partners II, L.P. Furthermore, Shannon River Partners, L.P. and Shannon River Partners II, L.P. may be deemed to hold an indirect beneficial interest in 77,000 shares held by Wynnefield Partners Small Cap Value, LP I, 71,000 shares held by Wynnefield Partners Small Cap Value, LP, and 52,000 shares held by Wynnefield Small Cap Value Offshore Fund, Ltd. because of their status as portfolio managers for the funds, which means Shannon River Capital Management, LLC may also be deemed to hold an indirect beneficial interest in those shares.

(5) These figures include: for Mr. Stern Series A and B Preferred Stock convertible to 377,500 shares of common stock, warrants to purchase 382,500 shares of common stock at exercise prices ranging from $2.00 to $2.50 per share, options to purchase 102,500 shares of common stock at exercise prices ranging from $2.50 to $5.06 per share, and 56,250 common shares for which outstanding promissory notes are convertible at a rate of $2.00 per share; for Mr. Gary Smith options to purchase 122,500 shares at prices ranging from $2.00 to $5.06 per share; for Mr. Bagley Series A and B Preferred Stock convertible to 157,500 shares of common stock, warrants to purchase 275,000 shares of common stock at exercise prices ranging from $2.00 to $2.50 per share, options to purchase 47,500 shares of common stock at exercise prices ranging from $3.05 to $5.06, and 375,000 common shares for which outstanding promissory notes are convertible at the rate of $2.00 per share; for Mr. Barnett Series A Preferred Stock convertible to 20,000 shares of common stock and options to purchase 130,000 shares at exercise prices ranging from $2.00 to $5.06 per share; for Mr. Jarman options to purchase 452,966 shares of common stock at exercise prices ranging from $2.00 to $5.39 per share and options that vest over three years to purchase 150,000 additional shares at $2.50 per share; for Mr. G. Douglas Smith options to purchase 624,916 shares of common stock at exercise prices ranging from $2.00 to $5.39 per share; for Mr. Grow options to purchase 150,000 shares of common stock at exercise prices ranging from of $2.00 to $3.05, of which options to purchase 125,000 shares vest over three years; and for Mr. Krogue options to purchase 333,770 shares of common stock at exercise prices ranging from $2.00 to $2.70 per share.

(6)      Gary Smith is G. Douglas Smith's father.

         DIRECTORS AND EXECUTIVE OFFICERS

Directors and Officers

         The following table sets forth the names, ages, and positions with Buyers United for each of the directors and officers.

Name                     Age            Positions                       Since
----                     ---            ---------                       -----

Theodore Stern           74     Chairman of the Board, Chief            1999
                                Executive Officer and Director

Gary Smith               69     Director                                1999

Edward Dallin Bagley     65     Director                                1999

Steve Barnett            62     Director                                2000

Paul Jarman              34     President and Director                  1997

David R. Grow            48     Chief Financial Officer                 2003

G. Douglas Smith         34     Executive Vice President                1997

Kenneth D. Krogue        38     Executive Vice President                1997


         All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify. Officers serve at the discretion of our Board. The following is information on the business experience of each director and officer.

         Theodore Stern became a director of Buyers United in June 1999 and subsequently the Chief Executive Officer in September 2000. Mr. Stern has served as a director of Northern Power Systems of Waitsfield, Vermont, a manufacturer of renewable generation systems, from September 1998 until its acquisition by Distributed Energy Systems Corporation in December 2003, and as a director of Distributed Energy Systems since then.

         Gary Smith became a director of Buyers United in June 1999. During the past five years he has been self-employed as a business consultant.

         Edward Dallin Bagley became a director of Buyers United in June 1999. He has been self-employed as an attorney and investor for the past five years. During that time he has also served as a director of Tunex International, Inc., an automotive tune-up franchise company based in Salt Lake City, Utah, and Clear One Communications, Inc., a manufacturer of electronic products based in Salt Lake City, Utah.

         Steve Barnett has been self-employed for the past five years as a consultant to manufacturing and distribution companies on improving operations and business restructuring. He has continued to purchase and manage privately held manufacturing companies, as well as serving on the boards of non-owned private companies in connection with his consulting services. For over five years, Mr. Barnett has been a director of Chicago's Jewish Federation and Jewish United Fund, and a Vice Chairman of the Board of Directors since 1997. He is also a Director of Bank Leumi USA.

         Paul Jarman has served as an officer of Buyers United during the past five years, first as an Executive Vice President and as President since December 2002.

         David R. Grow, a Certified Public Accountant, joined Buyers United in June 2003 and currently serves as its Chief Financial Officer. From January 2002 to June 2003, Mr. Grow served as the Chief Financial Officer and member of the Board of Directors of Spectrum Engineers, Inc., a mechanical and electrical engineering firm in Salt

Lake City, Utah. From February 2000 to January 2002, he served as the Chief Financial Officer and member of the Board of Directors of webBASIS, Inc., a web-based software development company in Bakersfield, California. During the two-year period prior to February 2000, he served as the Chief Financial Officer of Daw Technologies, Inc., a manufacturer and installer of cleanrooms for the semiconductor industry, based in Salt Lake City, Utah.

         G. Douglas Smith has served as an Executive Vice President of Buyers United during the past five years.

         Kenneth D. Krogue has served as an Executive Vice President of Buyers United during the past five years.

Board Meetings and Committees

         The Board met 13 times during the year ended December 31, 2003. All directors attended at least 75 percent of the meetings of the Board. During 2000, the Board formed the Compensation Committee, the members of which are Edward Dallin Bagley (Chairman), Steve Barnett, and Gary Smith. The Compensation Committee considers salary and benefit matters for the executive officers and key personnel of the Company. The Compensation Committee met five times in 2003, and all director members of the committee attended at least 75 percent of the meetings. In 2000, the Board also formed the Audit Committee, the members of which are Steve Barnett (Chairman) and Edward Dallin Bagley. The Audit Committee is governed by an Audit Committee Charter. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with the Company's financial polices, and meets with its auditors when appropriate. The Audit Committee met twice in 2003, and all director members of the committee attended the meetings. The Board has determined that Steve Barnett is serving as the audit committee financial expert within the meaning of Item 401(e) of Regulation S-B.

         Buyers United has not established a nominating committee. During the past several years while the business of Buyers United was developing, management was of the view that there were few persons who would consider serving as a director of a fledgling small cap company, so a nominating committee would have little utility. Now that Buyers United is more established, management is evaluating the formation of a nominating committee in the current year. At the present time all of our directors participate in the consideration of director nominees.

Audit Committee Report

         The Board's Audit Committee assists in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of Buyers United's internal financial controls. The Audit Committee is comprised of two members, one of who is an independent director under the rules adopted by the National Association of Securities Dealers, Inc.

         Management is responsible for Buyers United's internal controls and the financial reporting process. Crowe Chizek and Company LLC, our independent public accounting firm, is responsible for performing an independent audit of Buyers United's consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the financial statements. The Audit Committee's responsibility is to monitor these processes through review and discussion with management and representatives of Crowe Chizek and Company LLC.

         The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. As a result of the adoption of the Sarbanes-Oxley Act of 2002 and rules there under, we expect that after the Annual Meeting the Audit Committee will reassess the charter and recommend to the Board appropriate changes under the new regulatory scheme.

         The Audit Committee has discussed with Crowe Chizek and Company LLC the overall scope of the independent audit. Management represented to the Audit Committee that Buyers United's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Discussions about the audited financial statements included Crowe Chizek and Company LLC's judgments about the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the accuracy and adequacy of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

         Crowe Chizek and Company LLC provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed Crowe Chizek and Company LLC's independence with management and representatives of Crowe Chizek and Company LLC, and has satisfied itself as to the independence of Crowe Chizek and Company LLC.

         Based on the Audit Committee's discussions with management and representatives of Crowe Chizek and Company LLC and the Audit Committee's review of the representations of management and the report of Crowe Chizek and Company LLC, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Buyers United's Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                                     AUDIT COMMITTEE

                                                     Steve Barnett, Chairman
                                                     Edward Dallin Bagley

Board Compensation

         Each Director received a monthly director fee of $1,000 during 2003, which was increased to $2,000 per month in January 2004. The past practice of the Board is to compensate directors for their annual service by issuing to each of them options to purchase 25,000 shares of common stock exercisable over a term of five years from the date of issue. Pursuant to this practice, each director received 25,000 options in March 2002 with an exercise price of $2.50 per share, and in November 2002 (for year 2003) with an exercise price of $2.00 per share. It has also been the past practice of the Board to compensate the Chairman of the Board, and beginning with those issued for 2003, the Chairman of the Audit Committee, for their annual service by issuing to each of them options to purchase 15,000 shares of common stock exercisable over a term of five years from the date of issue. Pursuant to this practice, Theodore Stern received as Chairman of the Board 15,000 options in March 2002 and November 2002, with exercise prices of $2.50 and $2.00 per share, respectively. Steve Barnett received as Chairman of the Audit Committee 15,000 options in November 2002 (for year 2003) with an exercise price of $2.00 per share.

         The Director Stock Option Plan was adopted by the Board in May 2003 and approved by the stockholders in June 2003. The purposes of the plan are to attract, motivate and retain experienced and knowledgeable directors by offering them opportunities to increase their stock ownership interest in Buyers United. Each person serving as a director on the date options are issued under the plan is eligible to participate. The persons serving as Chairman of the Board and Chairman of the Audit Committee on the date options are issued for those positions under the plan are eligible to participate.

         The Board has authorized the issuance or delivery of options to purchase an aggregate of 1,000,000 shares of common stock under the plan, subject to customary antidilution and other adjustments provided for in the plan. Each person serving as a director on March 1 of each year is entitled to receive an option to purchase 25,000 common shares at an exercise price per share equal to the average fair market value on that date, but in no event less than the conversion price for the Series B Convertible Preferred Stock of Buyers United, which is now $2.00 per share. On the dates the Board appoints the Chairman of the Board and Chairman of the Audit Committee to serve for the next year, each person so appointed is entitled to receive an option to purchase 15,000 common shares at an exercise price per share equal to the average fair market value on that date, but in no event less than the conversion price for the Series B Convertible Preferred Stock of Buyers United. Each option issued under the plan is exercisable over a term of five years. The number of options issuable each year under the plan, as well as options outstanding under the plan, is subject to customary antidilution and other adjustments provided for in the plan. Options issued under the plan are not exclusive and the plan does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

         The plan is administered by a committee, which is either the Board of Directors or a committee appointed by the Board for such purpose. The Board of Directors has not appointed a committee to administer the plan, so the entire Board is now the committee administering the plan. Subject to the limitations of the plan, the committee has broad authority under the plan, including, for example, the authority:

         o        To construe and interpret this plan;
         o        To make all other determinations required by this plan;
         o To maintain all the necessary records for the administration of this plan; and
         o To make and publish forms, rules and procedures for administration of the plan.

         In 2004 the Board, and each of our directors individually, agreed to renounce their right to receive options under the plan for 2004, and instead receive options outside the plan for a lower number of shares. Accordingly, the Board approved in January 2004 the issuance to each director of options to purchase 10,000 shares of common stock and to Steve Barnett as chairman of the Audit Committee options to purchase 5,000 additional shares. All of the options are exercisable over a term of five years at $3.05 per share, which was the market price for our common stock in the public market on the date of grant.

Stockholder Communications

         Our corporate website is http://www.ucn.net. We invite stockholders to communicate with the Board of Directors through the website by clicking on "Company," then clicking on "Investors," and sending us an email through the email address investors@ucn.net. Our practice is to disseminate to either the directors to which the email is addressed or, if not so addressed, to all directors, the communications we receive from our stockholders regarding our company and its business.

Section 16(a) Filing Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of Buyers United and persons who own more than ten percent (10%) of a registered class of its equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to Buyers United. Based on the copies of filings received by Buyers United, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent (10%) of the equity securities of Buyers United registered pursuant to Section 12 of the Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto, except for Dallin Bagley, who filed one Form 4 late, and Theodore Stern and Dallin Bagley who each filed a Form 5 to report ownership of convertible notes not previously reported on From 4.

                             EXECUTIVE COMPENSATION

Annual Compensation

         The table on the following page sets forth certain information regarding the annual and long-term compensation for services in all capacities to Buyers United for the prior fiscal years ended December 31, 2003, 2002, and 2001, of those persons who were either (i) the chief executive officer during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

                                                      Annual                Long Term
                                                   Compensation            Compensation
                                                   ------------            ------------
                                                                      Securities Underlying          All Other
Name and Principal Position             Year        Salary ($)           Options/SARs (#)         Compensation ($)
---------------------------             ----        ----------        ----------------------      ----------------
Theodore Stern                          2003               -0-                  -0-                     74,750
  Chairman and Chief                    2002               -0-                80,000                    70,000
  Executive Officer                     2001               -0-                40,000                    70,000

Paul Jarman                             2003            132,808              174,500                    18,463
  President and Director                2002            125,000               11,668                    21,481
                                        2001            122,710                 -0-                     57,067

(Table continued on next page.)
                                       11

G. Douglas Smith                        2003            132,808                 -0-                     18,463
  Executive Vice President              2002            125,000                7,668                    21,252
                                        2001            124,405              178,334                      -0-

Kenneth D. Krogue                       2003            137,698                 -0-                     18,463
  Executive Vice President              2002            123,538              106,739                    22,282
                                        2001            109,851               40,000                    13,866

Stock Options

         The following table sets forth certain information with respect to grants of stock options during 2003 to the Named Executive Officers.

                                                                % of Total
                                          Number of            Options/SARs
                                          Securities            Granted to
                                          Underlying           Employees in           Exercise or       Expiration
Name and Principal Position            Options Granted          Fiscal Year        Base Price ($/Sh)       Date
---------------------------            ---------------         ------------        -----------------    -----------
Theodore Stern                                   -0-                 -                     -                -
  Chairman, Chief
  Executive Officer

Paul Jarman                                    12,000               1.8                  $2.42           01/15/08
  President and Director                       12,500               1.8                  $2.40           09/24/08
                                              150,000              21.9                  $2.50           11/11/08

G. Douglas Smith                                 -0-                 -                     -                -
  Executive Vice President

Kenneth D. Krogue                                -0-                 -                     -                -
  Executive Vice President

         The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers. No outstanding options held by the Named Executive Officers were exercised in 2003.

                                                 Number of Securities                  Value of Unexercised
                                            Underlying Unexercised Options             In-the-Money Options
                                                at Fiscal Year End (#)              At Fiscal Year End ($) (1)
Name and Principal Position                   Exercisable/ Unexercisable            Exercisable/ Unexercisable
---------------------------                   --------------------------            --------------------------
Theodore Stern                                      172,500 / -0-                         $88,200 / -0-
  Chairman, Chief
  Executive Officer

Paul Jarman                                        452,966 / 150,000                     $152,848 / $82,500
  President and Director

G. Douglas Smith                                   624,916 / -0-                         $262,218 / -0-
  Executive Vice President

Kenneth D. Krogue                                  333,770 / -0-                         $199,664 / -0-
  Executive Vice President

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at December 31, 2003. The fair market value of Buyers United's common stock at December 31, 2003 is determined by the last sale price on that date, which was $3.05 per share.

Description of Long Term Stock Incentive Plan

         The purpose of the Long Term Stock Incentive Plan (the "Plan") is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in Buyers United. Directors, officers, and other employees of Buyers United and its subsidiaries are eligible to participate in the Plan. In addition, awards may be granted to consultants providing valuable services to Buyers United. As of December 31, 2003, Buyers United and its affiliates employed approximately 190 individuals who are eligible to participate in the Plan. The Board grants awards under the Plan. Awards may include incentive stock options, non-qualified stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

         The Board has discretion to determine the terms of an award under the Plan, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 100,000 shares; (ii) the option price per share of common stock may not be less than 100 percent of the fair market value of such share at the time of grant or less than 110% of the fair market value of such shares if the option is an incentive stock option granted to a stockholder owning more than ten percent of the combined voting power of all classes of the stock of Buyers United (a "10% stockholder"); and (iii) the term of any incentive stock option may not exceed 10 years, or five years if the option is granted to a 10% stockholder. As of December 31, 2003, awards in the form of qualified incentive stock options to purchase a total of 863,639 shares were outstanding under the Plan.

         A maximum of 1,200,000 shares of common stock may be subject to outstanding awards, determined immediately after the grant of any award under the Plan. Shares of common stock, which are attributable to awards that have expired, terminated, or been canceled or forfeited during any calendar year, are available for issuance or use in connection with future awards.

         The Plan was effective March 11, 1999, and is not limited in duration. No incentive stock option may be granted more than 10 years after the effective date. The Plan may be amended by the Board without the consent of the stockholders, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the plan or materially modifies the requirements as to eligibility for participation in the Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following discussion includes certain relationships and related transactions that occurred during Buyers United's fiscal years ended December 31, 2003 and 2002.

Transactions with Theodore Stern

         Beginning in December 2000 and continuing into 2003, Theodore Stern, the Chairman of the Board of Directors and Chief Executive Officer, made loans to Buyers United for working capital purposes. All of the loans bear interest at the rate of 12 percent per annum payable monthly and are unsecured. One loan made in February 2003 for $100,000 and another made in July 2003 for $86,563 were repaid in full later in 2003. Another loan for $112,500 made in December 2002 remains outstanding, is due in December 2004, and is convertible at the election of Mr. Stern to 56,250 shares of common stock. Further, a loan made in July 2003 for $348,825 remains outstanding and is due in July 2005, but it is not convertible to common stock.

         In consideration for the loans listed in the following table, we issued common stock to Mr. Stern and recorded the value of the stock at the market price on the date of issuance. All of these loans were repaid in 2004. The table on the following page shows the date and principal amount of the loans, the number of shares of common stock issued in consideration for the loans, and the value of the common stock:

Date of Loan         Principal Amount ($)  Number of Shares  Value of Shares ($)
------------         --------------------  ----------------  -------------------
December 7, 2000           100,000             10,000             16,562
January 4, 2001            180,000             20,000             22,500
January 19, 2001           100,000             10,000             15,625
February 15, 2001           10,000              1,000              1,500
March 26, 2001             100,000             10,000             10,312
June 5, 2001               500,000             50,000             60,000
June 15, 2001              150,000             15,000             18,750
June 21, 2001              100,000             10,000             12,500
June 26, 2001               50,000              5,000              6,250
July 6, 2001               100,000             10,000             11,000
July 18, 2001              150,000             15,000             12,750
August 30, 2001            275,000             27,500             22,000
September 5, 2001          100,000             10,000              8,500
September 19, 2001         100,000             10,000              6,800
October 15, 2001            50,000             10,000              6,100
December 12, 2001          100,000             10,000              6,400
January 18, 2002           100,000             10,000             10,000

         In October 2000, the Board approved a consulting agreement with Mr. Stern. Pursuant to this contractual arrangement Mr. Stern receives a monthly fee of $6,250 and expense allowance of $500 in connection with duties performed as our Chief Executive Officer. He earned, respectively, $74,750 and $70,000 in 2003 and 2002 under this arrangement, and $6,250 remained unpaid as of December 31, 2003.

         In November 2001, we agreed to issue 50,000 shares to Mr. Stern in consideration of extending the maturity date of the June 5, 2001 $500,000 promissory note to July 5, 2003. The value of the shares was recorded at $31,500. On December 4, 2001, we agreed to issue 156,500 shares to Mr. Stern in consideration of extending the maturity date of the remaining $1,565,000 then owing in notes payable listed above to July 5, 2003. The value of the shares was recorded at $93,900. All these notes were later extended further to July 5, 2004, but no additional compensation was paid to Mr. Stern.

         In September 2001, Buyers United issued 25,000 shares to Mr. Stern in consideration for Mr. Stern's personal guaranty of Buyers United's payment obligations under a new contract with Global Crossing Communications, Inc., that provides telecommunication services to us for resale. The shares were valued at $17,500 based on the then current market price.

         In February 2002, Mr. Stern gave his personal guaranty of up to $250,000 of obligations arising under our resale contract with MCI WorldCom, Inc. In consideration for providing the guaranty, we issued 25,000 shares to Mr. Stern valued at $30,750 based on the then current market price.

         In December 2002, Mr. Stern participated in providing funding for a deposit in connection with acquiring customers from Touch America, Inc. The total amount raised was $3,187,500, of which total Mr. Stern contributed $137,500 under terms identical to the other unaffiliated investors. All the unsecured promissory notes bear interest at 10 percent, payable monthly. Principal payments are also due monthly, based on 10 percent of the net billings collected from the Touch America customers during the prior calendar month, and the notes have no maturity date. As of December 31, 2003, we had repaid $84,854 of the principal on this note.

         On January 15, 2003, Mr. Stern gave his personal guaranty of up to $250,000 of obligations arising under a resale contract with Williams Communications. In consideration for providing the guaranty, we issued 15,000 shares to Mr. Stern valued at $36,300 based on the then current market price.

Transactions with other related parties

         In October 2000, the Board approved a two-year consulting arrangement with Gary Smith, a member of the Board. No fees were actually paid to Mr. Smith during 2000, and up through October 2002, Mr. Smith was paid $110,000 in fees under his consulting arrangement.

         On January 15, 2002, Paul Jarman, G. Douglas Smith, and Kenneth D. Krogue made unsecured loans to Buyers United in the total principal amount of $79,998, due July 15, 2003 and bearing interest at the rate of 12 percent per annum. In consideration for making the loans, Buyers United agreed to issue a total of 7,998 shares to these individuals valued at $8,798 based on the market price on the date of issuance. These loans were repaid in July 2003.

         At the end of 2002 and during the first part of 2003, Edward Dallin Bagley made two-year unsecured loans to Buyers United aggregating $750,000. The notes bear interest at 12 percent payable monthly, and are convertible into 375,000 shares of common stock (conversion rate of $2.00 per share).

         In February 2003, Buyers United issued a 12 percent unsecured promissory note to Steve Barnett in exchange for a loan of $50,000. Interest is payable monthly and the loan matures on July 1, 2004.

                                   FORM 10-KSB

         Upon written request, Buyers United will provide to stockholders, without charge, a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be directed to Kimm Partridge, Secretary, Buyers United, Inc., 14870 Pony Express Road, Bluffdale, Utah 84065. This Report is also available from the Securities and Exchange Commission's Internet web site, http://www.sec.gov.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

         Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated: May 14, 2004

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                                       16

                                                                      Appendix A


                            BUYERS UNITED [UCN], INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

         Section 1. Purpose. The purpose of the Buyers United [UCN], Inc. Employee Stock Purchase Plan (the "Plan") is to provide an opportunity to current employees of Buyers United [UCN], Inc. (the "Company") or any Participating Subsidiary of the Company to purchase its Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees to devote their best efforts to the financial success of the Company. It is intended that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Plan authorizes the grant of Options and issuance of Common Stock, which do not qualify under Section 423 of the Code, pursuant to sub-plans adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside the United States.

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

         2.01. "Base Pay" shall mean the monthly pay rate of a salaried Employee or the hourly pay rate of an hourly Employee. Base Pay shall not include payments for overtime, allowances, bonuses and other special payments, commissions and other marketing incentive payments.

         2.02. "Board of Directors" shall mean the Board of Directors of the Company.

         2.03. "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

         2.04. "Common Stock" shall mean the Common Stock of the Company.

         2.05. "Employee" shall mean any person, including any officer or employee-director of the Company or any Participating Subsidiary of the Company, who is actively and customarily employed for 20 hours or more per week by the Company or a Participating Subsidiary of the Company.

         2.06. "Fair Market Value" shall mean: (i) if the Common Stock is at the time listed or admitted to trading on a national securities exchange, the closing price (last trade) for a share of Common Stock on the date in question, as such price is reported in the composite tape of transactions for such exchange; or (ii) if not so listed but quotations for the common stock are reported by the National Association of Securities Dealers on the NASDAQ National Market or SmallCap Market or any successor system, the closing price (last trade) for a share of Common Stock on the date in question as reported on the NASDAQ National Market or SmallCap Market; or (iii) if not then listed on a national securities exchange or the NASDAQ National Market or SmallCap Market but is traded in the over-the-counter market, the average of the highest "bid" quotation and highest "asked" quotation of a share of Common Stock on such date as reported on the NASD OTC Bulletin Board; provided, if there is no such price or quotation on the date in question, the price or quotation, as applicable, shall be that on the most recent prior date on which there was a price or quotations of a share of Common Stock.

         2.07. "Offering" shall have the meaning described in Section 4.01.

         2.08. "Option" shall mean any option to purchase Common Stock granted to an Employee pursuant to this Plan.

         2.09. "Participant" shall mean any Employee that is eligible to participate in the Plan in accordance with Section 3 and who elects to participate in the Plan.

         2.10 "Participating Subsidiary of the Company" means any Subsidiary of the Company that has been designated by the Board of Directors as eligible to participate in the Plan with respect to its Employees.

         2.11. "Participation Period" shall mean the period beginning on January 1, 2005 and ending on March 31, 2005 and each three-month period thereafter during the term of the Plan. The Plan shall be in effect from January 1, 2005, to January 31, 2014. There shall be thirty-six Participation Periods during the term of the Plan.

         2.12. "Subsidiary of the Company" means any foreign or U.S. domestic corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Section 3. Eligibility and Participation. The following provisions shall govern the eligibility of Employees to participate in the Plan.

         3.01. Eligibility. Any Employee who shall have completed three months of employment with the Company or any Participating Subsidiary of the Company shall be eligible to participate in the Offering as of the first day of the next Participation Period. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of "highly compensated employee" in Code Section 414(q). The Committee may impose restrictions on eligibility and participation of Employees who are officers or directors to facilitate compliance with federal or state securities laws or foreign laws.

         3.02. Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

                  (a) If, immediately after such grant, such Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary of the Company, such ownership to be determined by applying the rules of Section 424(d) of the Code and treating stock which the Employee may purchase under outstanding options as stock owned by the Employee; or

                  (b) Which would permit his or her rights to purchase stock under the Plan (and under any other plans of the Company or any Subsidiary of the Company qualifying under Section 423 of the Code) to accrue at a rate which exceeds the lesser of (i) $25,000 or (ii) 10% of the Employee's Base Pay of Fair Market Value of the stock (determined on the basis of the Fair Market Value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding.

         3.03. Commencement of Participation. A Participant may elect to participate by executing the enrollment form prescribed for such purpose by the Committee which enrollment form may include an application for an account with the Company's designated broker. The enrollment form shall be filed with the Committee at any time prior to the first day of the next Participation Period. The Participant shall designate on the enrollment form the percentage of his or her Base Pay that he or she elects to have withheld for the purchase of Common Stock, which may be any whole percentage from 1% to 10%. Once enrolled, a Participant will continue to participate in the Plan for each succeeding Participation Period until he or she terminates participation or ceases to qualify as an Employee.

         Section 4. Common Stock Subject to the Plan.

         4.01. Number of Shares. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate 1,000,000 shares of Common Stock. The Plan will be implemented by an Offering of shares of Common Stock (the "Offering"). The Offering shall begin on January 1, 2005 and shall terminate on January 31, 2014.

         4.02. Reissuance. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock reacquired at any time and now or hereafter held as treasury stock of the Company as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan.

         Section 5. Administration of the Plan.

         5.01. Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other committee established by the Board of Directors (the "Committee") consisting of no less than two persons. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

         5.02. Interpretation. The Committee shall be authorized (i) to interpret the Plan and decide any matters arising there under, and (ii) to adopt such rules, regulations and procedures, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

         5.03. Finality. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final, conclusive and binding upon all parties.

         5.04. Voting by Committee Members. Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

         5.05. Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

         5.06 Non-US. Participation. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax and withholding procedures that vary with local requirements. With respect to any Participating Subsidiary that employs Participants who reside outside of the United States, and notwithstanding anything herein to the contrary, the Committee may in its sole discretion amend or vary the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives and purpose of the Plan, and the Committee may, where appropriate, establish one or more sub-plans to reflect such amended or varied provisions and such sub-plans may be designed to be outside the scope of Code Section 423. The provisions of such sub-plans may take precedence over other provisions of the Plan, with the exception of
Section 4.01, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plans.

         5.07 Changing of Percentage/ Minimum Price. The percentage (i.e. 85%) provided for within Subsections 7.02(iii) and 7.03 herein may be changed by and at the sole discretion of the Committee, without further approval of the Company's Stockholders, to any whole percentage that is not less than 85% and not greater than 100%; provided, however, that the Committee shall provide all Participants with written notice of any such change in advance of the Participation Period in which such change is to first take effect. The minimum price requirement of $2.00 per share (as the same may be adjusted as contemplated herein) provided for within Subsections 7.02(iii) and 7.03 herein may be terminated at the sole discretion of the Committee, without further approval of the Company's Stockholders, at any time on or after the date that no shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as constituted on April 15, 2004, are outstanding; provided, however, that the Committee shall provide all Participants with written notice of any such change in advance of the Participation Period in which such change is to first take effect.

         Section 6. Payroll Deductions,

         6.01. Amount of Deduction. At the time a Participant files his or her enrollment form authorizing payroll deductions pursuant to Section 3.03, he or she shall elect to have deductions made from his or her Base Pay on each payday during the time he or she is a Participant in the Offering.

         6.02. Participant's Account; No Interest. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such account. No interest shall accrue on amounts credited to a Participant's account under the Plan, regardless of whether or not the funds in such account are ultimately used to acquire shares of Common Stock, unless required under local law.

         6.03. Changes in Payroll Deductions. A Participant may change the rate of payroll deductions, effective for the next Participation Period, by filing a new enrollment form with the Committee at any time prior to the first day of the Participation Period for which such change is to be effective. A Participant may also discontinue his or her participation in the Plan by notifying the Committee in accordance with the procedures established by the Committee for such purpose.

         6.04. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions unless required under local law.

         Section 7. Grant of Option.

         7.01. Terms and Conditions. A description of the terms and conditions of the Plan shall be made available to Participants in such form and manner, as the Committee shall approve.

         7.02. Number of Option Shares. On the first business day of each Participation Period during the term of the Plan, each Participant shall be deemed to have been granted an Option, subject to the limitations of Section 3.02, to purchase a maximum number of shares of Common Stock during the Participation Period equal to the number obtained by multiplying (i) the percentage of the Employee's Base Pay for that Participation Period, which he or she has elected to have withheld pursuant to Section 6.01 by (ii) the Employee's Base Pay for that Participation Period and dividing the resulting product by
(iii) the greater of $2.00 (as adjusted proportionately for stock splits, share combinations, or recapitalizations, as determined by the Committee), and 85% (subject to increase by the Committee) of the Fair Market Value of one share of Common Stock of the Company on the first business day or on the last business day of that Participation Period, whichever is lower, provided, however, that in no event shall the total number of shares of Common Stock for which Options are granted exceed the number of shares set forth in Section 4.01. If the total number of shares of Common Stock for which Options would have been granted to Participants pursuant to the preceding sentence would have exceeded the number of shares set forth in Section 4.01 (absent the proviso in the preceding sentence), the Committee shall make a pro rata allocation of the shares of Common Stock available for grant to Participants' Options in such manner as it shall determine, in its sole discretion, to be reasonably practicable, uniform and equitable.

         7.03. Option Price. The Option price per share of the Common Stock subject to an Option shall be the greater of: $2.00 (as adjusted proportionately for stock splits, share combinations, or recapitalizations, as determined by the Committee); and 85% (subject to increase by the Committee) of the Fair Market Value of one share of Common Stock of the Company on the first business day or on the last business day of that Participation Period, whichever is lower.

         7.04. Interest in Option Stock. A Participant shall have no interest in shares of Common Stock covered by his or her Option until such Option has been exercised.

         7.05. Transferability. Neither payroll deductions credited to a Participant's account nor Options granted to a Participant shall be transferable other than by will or the laws of descent and distribution and, during a Participant's lifetime, an Option shall be exercisable only by the Participant.

         7.06 Tax Withholding. In the event that the Company or any Subsidiary of the Company is required to withhold any Federal, state, local or foreign taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an Option granted hereunder, the Company or such Subsidiary of the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or foreign taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, local or foreign taxes, such Participant will be required to pay to the Company or such Subsidiary of the Company, or make other arrangements satisfactory to the Company or such Subsidiary of the Company regarding payment to the Company or such Subsidiary of the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be acquired upon exercise of an Option, a number of shares of Common Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

         Section 8. Exercise of Options.

         8.01. Automatic Exercise. Unless a Participant gives written notice to the Company of withdrawal pursuant to Section 9.01, his or her Option to acquire Common Stock with payroll deductions credited to his or her account for any Participation Period will be deemed to have been exercised automatically on the last business day of the applicable Participation Period for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option price (but not in excess of the number of shares of Common Stock for which Options have been granted to the Employee pursuant to Section 7.02), and any excess credited to his or her account at that time will be carried forward to the next Participation Period.

         8.02. Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions that would have been used to purchase fractional shares will be carried over to the next following Participation Period.

         8.03. Delivery of Stock. As soon as reasonably practicable after each Participation Period, the Company will deliver to the Participant's account with the Company's designated broker, in such Participant's name, the shares of Common Stock purchased upon exercise of such Participant's Option. It is a condition of participation in the Plan that each Participant maintains an account with the broker designated by the Company. The Company reserves the right to change its designated broker from time to time in its sole discretion.

         Section 9. Withdrawal.

         9.01. In General. A Participant may withdraw payroll deductions credited to his or her account for a Participation Period under the Plan at any time prior to the last business day of such Participation Period by giving written notice to the Committee. As soon as reasonably practicable after receipt by the Committee of his or her notice of withdrawal, the payroll deductions credited to the Participant's account for such Participation Period will be paid to him or her without interest (except to the extent required by local law), and no further payroll deductions will be made from his or her Base Pay for such Participation Period.

         9.02. Cessation of Employee Status. In the event a Participant shall cease to be an Employee during a Participation Period for any reason, other than as a result of his or her death, the payroll deductions credited to his or her account for such Participation Period will be returned to him or her without interest (except to the extent required by local law) as soon as reasonably practicable thereafter.

         9.03. Termination Due to Death. In the event a Participant shall cease to be an Employee during a Participation Period by reason of his or her death, his or her legal representative shall have the right to elect, by written notice to the Committee prior to the last business day of the Participation Period:

                  (a) To withdraw all of the payroll deductions credited to the Participant's account under the Plan for such Participation Period without interest (except to the extent required by local law), or

                  (b) To exercise the Participant's Option for such Participation Period with any excess in the Participant's account after exercise of the Option to be returned to the Participant's legal representative.

         In the event that no such written notice of election is duly and timely received by the Committee, the Participant's legal representative shall automatically be deemed to have elected, pursuant to clause (b) above, to exercise the Participant's Option.

         Section 10. Adjustments.

         10.01. Changes In Capitalization. In the event that the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust, subject to any required action by the stockholders of the Company, (i) the number of shares of Common Stock (and the Option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 424 of the Code shall apply with respect to such adjustments and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section
4.01 hereof, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         10.02. Acquisition, Merger, Sale of Assets, Dissolution or Liquidation. Notwithstanding the foregoing, in the event of (i) any offer or proposal to holders of the Company's Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or
(ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding Options (and in respect of the shares of Common Stock for which Options may be granted under the Plan), including, without limitation, the revision, cancellation, or termination of any outstanding Options, or the change, conversion or exchange of the shares of the Company's Common Stock under outstanding Options (and of the shares of the Company's Common Stock for which Options may be granted under the Plan) into or for securities or other property of another corporation. Any such adjustments by the Board of Directors shall be final, conclusive and binding for all purposes of the Plan.

         Section 11. Effect of the Plan on Employment Relationship. Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or any Subsidiary of the Company as the case may be, or limit in any respect the right of the Company or any Subsidiary of the Company to terminate such Participant's employment with the Company or any Subsidiary of the Company, as the case may be, at any time.

         Section 12. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule l6b-3 of the Securities Exchange Act of 1934, as amended, applicable NASDAQ or stock exchange rules, applicable provisions of the Code, or other applicable laws or regulations.

         Section 13. Termination of the Plan. The Board of Directors may terminate the Plan at any time in its sole discretion. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan in any material adverse way without the consent of the affected Participant.

         Section 14. Governing Law. The Plan and any and all Option agreements executed in connection with the Plan shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to conflict of laws principles.

         Section 15. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option agreement, any Option granted under the Plan, or any rule, regulation or procedure established by the Committee.

         Section 16. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

         Section 17. Severability. If any provision of the Plan or an Option agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, and the Plan and such agreement shall each be construed and enforced as if the invalid provisions had never been set forth therein.

         Section 18. Plan Provisions Control. Except as otherwise provided in
Section 5.06, the terms of the Plan govern all Options granted under the Plan, and in no event will any Option be granted under the Plan that is contrary to any of the provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the grant date of such Option, the term in the Plan as constituted on the grant date of such Option shall control except as otherwise provided in Section 5.06.

         Section 19. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

         Section 20. Effective Date of the Plan. The Plan shall be submitted to the stockholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after March 15, 2004. Unless at such meeting the Plan is approved and ratified by the stockholders of the Company, in the manner provided by the Company's By-Laws, then and in such event, the Plan shall become null and void and of no further force and effect. Subject to the immediately preceding sentence, the Plan shall be effective as of January 1, 2005. The Plan shall continue in effect until January 31, 2014 unless sooner terminated under Section 13.

                                 [Form of Proxy]

                               BUYERS UNITED, INC.
                             14870 Pony Express Road
                              Bluffdale, Utah 84065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore Stern and Paul Jarman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Buyers United, Inc. (the "Company") held of record by the undersigned on May 7, 2004, at the Annual Meeting of Stockholders to be held on June 29, 2004, and at any adjournment or postponement thereof.

Proposal No. 1:  The election of each of the following persons as directors of the Company.

        (1) Theodore Stern (2) Gary Smith (3) Edward Dallin Bagley
        (4) Steve Barnett (5) Paul Jarman

         [ ]    For  all nominees
         [ ]    Withhold all nominees
         [ ]    Withhold authority to vote for any individual nominee.
                Write number(s) of nominee(s) ______________

Proposal No. 2:  Approval of the amendment to the Certificate of Incorporation of Buyers United changing its name to "UCN, Inc."

         [ ]    For              [ ]    Against          [ ]    Abstain

Proposal No. 3: Approval of the Buyers United 2005 Employee Stock Purchase Plan.

         [ ]    For              [ ]    Against          [ ]    Abstain

Note: The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2 and 3.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


Dated:_______________________, 2004         ____________________________________


                                            ____________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.